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                                                                    EXHIBIT 10.4


                                 LOAN AGREEMENT

              This Loan Agreement (the "AGREEMENT") is made and entered into by and between the undersigned borrower (the "BORROWER") and the undersigned Lender (the "LENDER") as of the date set forth on the last page of this Agreement.

                                   ARTICLE I.
                                      LOANS

       1.1 SINGLE ADVANCE TERM LOAN. As of the date hereof, the Borrower has obtained a term loan from the Lender in the original principal amount of Two Million and no/100 Dollars ($2,000,000.00) (the "LOAN AMOUNT"). The term loan is evidenced by a single Senior Convertible Note of the Borrower payable to the order of the Lender in the Loan Amount and dated as of the date hereof (the "NOTE"), and is being extended to finance the Borrower's acquisition of popmail.com, inc., a Delaware corporation.

       1.2 ADVANCE PROCEDURE. Subject to Section 1.4 hereof, the Lender shall advance the proceeds of the Note to the Borrower pursuant to written wire instructions provided by the Borrower to the Lender.

       1.3 EXPENSES AND ATTORNEYS' FEES. The Borrower will reimburse the Lender for all reasonable attorneys' fees and all other costs, fees and out-of-pocket disbursements incurred by the Lender in connection with the preparation, execution, delivery, administration, defense and enforcement of this Agreement or any of the other Loan Documents (defined below), including fees and costs related to any waivers or amendments with respect thereto. The Borrower will also reimburse the Lender for all reasonable costs of collection before and after judgment, and the costs of preservation and/or liquidation of any collateral (including fees and disbursements of both inside and outside counsel).

       1.4 CONDITIONS TO BORROWING. The Lender shall not be obligated to make an advance hereunder unless (i) the Lender has received executed copies of the Note and all other documents or agreements applicable to the loan described herein, including, but not limited to, the documents specified in Article III (collectively with this Agreement the "LOAN DOCUMENTS"), in form and content satisfactory to the Lender; (ii) the Lender has received copies of the Borrower's Articles of Incorporation and By-Laws; and (iii) the Lender has received a certified copy of a resolution or authorization in form and content satisfactory to the Lender authorizing the loan and all acts contemplated by this Agreement and all related documents.




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                                   ARTICLE II.
                            WARRANTIES AND COVENANTS

       During the term of this Agreement, and while any part of the credit granted the Borrower under this Agreement or the other Loan Documents is available or any obligations under any of the Loan Documents are unpaid or outstanding, the Borrower warrants and continuously agrees as follows:

       2.1 ACCURACY OF INFORMATION. All information, certificates or statements given to the Lender pursuant to this Agreement and the other Loan Documents will be true and complete in all material respects when given.

       2.2 ORGANIZATION AND AUTHORITY; LITIGATION. If the Borrower is a corporation or partnership, the Borrower is a validly existing corporation or partnership (as applicable) in good standing under the laws of its state of organization, and has all requisite power and authority, corporate or otherwise, and possesses all licenses necessary, to conduct its business and own its properties. The execution, delivery and performance of this Agreement and the other Loan Documents (i) are within the Borrower's power; (ii) have been duly authorized by proper corporate or partnership action (as applicable); (iii) do not require the approval of any governmental agency; and (iv) will not violate any law, agreement or restriction by which the Borrower is bound. This Agreement and the other Loan Documents are the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms. As of the date hereof, there is no litigation or administrative proceeding threatened or pending against the Borrower which would, if adversely determined, have a material adverse effect on the Borrower's financial condition or its property.

       2.3 EXISTENCE; BUSINESS ACTIVITIES; ASSETS. The Borrower will (i) preserve its corporate or partnership (as applicable) existence, rights and franchises; (ii) not liquidate, dissolve, merge or consolidate with or into another entity; and (iii) not sell, lease, transfer or otherwise dispose of all or substantially all of its assets.

       2.4 USE OF PROCEEDS. Advances by the Lender hereunder shall be used exclusively by the Borrower for the purposes represented to the Lender in
Section 1.1 hereof.

       2.5 COMPLIANCE WITH LAWS. The Borrower has materially complied with all laws applicable to its business and its properties, and has all permits, licenses and approvals required by such laws, copies of which have been provided to the Lender.

       2.6 FINANCIAL STATEMENTS AND REPORTING. Upon request of the Lender, the Borrower shall provide to the Lender copies of any reports and financial information reasonably requested by Lender and Lender agrees to keep all such information confidential to the extent the Borrower has not publicly disclosed such information by its reporting with the Securities and Exchange Commission or otherwise.



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       2.7  LIABILITIES. All taxes and other liabilities which are due from
Borrower have been paid in full and in a timely manner.

       2.8  YEAR 2000.

            (a) Borrower represents and warrants that all date-sensitive hardware, software, processes, procedures, interfaces and operating systems and core business functions (jointly referred to as the "Systems") used within the Borrower's business operations contain or will contain acceptable design and performance specifications so that such systems will not abruptly end or provide invalid or incorrect results during the operation of Borrower's business on or after January 1, 2000. All such Systems have been or will be designed to ensure year 2000 compatibility on or before January 1, 2000, including, but not limited to: date data century recognition, calculations that accommodate same century and multi-century formulas and date values, date data interface values that reflect the century, and which include year 2000 leap year calculations.

            (b) Borrower represents and warrants that it will contact its material suppliers to confirm that all date time and sensitive hardware, software, processes, procedures, interfaces and operating systems used within the suppliers' operations contain or that they intend that the same will contain acceptable design and performance specification so that such Systems will not abruptly and/or provide invalid or incorrect results during the operation of their respective businesses on or after January 1, 2000 and that all such Systems have been designed or that they intend them to be designed to ensure Year 2000 compatibility including, but not limited to: date data century recognition, calculations that accommodate same century and multi-century formulas and date values, date data interface values that reflect the century and which include Year 2000 leap year calculations.

       2.9 WARRANTS. In consideration for the extension of the loan evidenced by the Note, the Borrower agrees to issue a Warrant to Lender for the issuance of 500,000 shares of common stock of the Borrower in the form of the Warrant attached hereto as Exhibit A (the "WARRANTS").

       2.10 ADDITIONAL INDEBTEDNESS. Borrower acknowledges and agrees that if it shall incur any indebtedness for borrowed money on or after the date of this Agreement, such indebtedness shall not mature on or before ninety (90) days after the Maturity Date as such term is defined in the Note.

                                  ARTICLE III.
                        COLLATERAL AND SUPPORT AGREEMENT

       3.1 COLLATERAL. This Agreement and the Note are secured by that certain Deed of Trust, Security Agreement and Fixture Financing Statement of even date herewith executed by the Borrower, as grantor, in favor of the Lender, as beneficiary (the "DEED OF TRUST"), in the form attached hereto as Exhibit B. At such time that all obligations of the Borrower under the Note, this Loan Agreement and any related Loan Documents have been irrevocably paid in full, the Lender



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agrees to terminate the Deed of Trust and release the liens and security interests granted to the Lender thereunder.

       3.2 SUPPORT AGREEMENT. Borrower agrees to cause the execution and delivery of the Support Agreement, in the form attached hereto as Exhibit C, by the Borrower and Stephen D. King in favor of the Lender.

                                   ARTICLE IV.
                                    DEFAULTS

       4.1 DEFAULTS. The occurrence of any of the following events and the expiration of any applicable cure or grace periods, if any, shall constitute an "EVENT OF DEFAULT":

       (a) NONPAYMENT. The Borrower shall fail to pay when due any payment of principal or interest on the Note within five (5) days after the date on which such payment is due.

       (b) NONPERFORMANCE. The Borrower shall fail to perform or observe any other agreement, term, provision, condition, or covenant required to be performed or observed by the Borrower hereunder, the Deed of Trust or under any other Loan Document or other agreement with or in favor of the Lender and such failure continues for thirty (30) days after the Lender notifies the Borrower thereof in writing, or if such default isn't reasonably susceptible to being cured within such time period, then for such longer period of time as is reasonably necessary so long as the Borrower is diligently proceeding to cure the same, provided that such additional curing period does not, in Lender's sole opinion, jeopardize Lender's position.

       (c) CHANGE OF MANAGEMENT. Stephen D. King shall at any time fail to be the Chief Executive Officer or President of the Borrower or fail to hold a management position of similar or greater responsibility with the Borrower.

       (d) OTHER INDEBTEDNESS. Borrower fails to repay when due, and after expiration of any applicable cure or grace periods, any other borrowed money obligation in excess of $50,000, or the holder of any such obligation declares, or may declare, such obligation due prior to its stated maturity of such Borrower's default hereunder;

       (e) REPRESENTATIONS. Any representation or warranty made by Borrower herein or in any of the other Loan Documents, any writings furnished to Lender in connection with this Loan Agreement or in any other agreement or instrument is untrue in any material respect;

       (f) ADVERSE CHANGE. There shall have been an adverse change in the financial affairs of Borrower, in the operating condition of Borrower, or in the value of the Collateral which,



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           in the reasonable judgment of Lender, materially imperils
           Borrower's ability to repay its obligations to Lender or Lender's ability to realize adequately on the security therefor;

       (g) LEASE DEFAULTS. The Borrower shall fail to perform or observe any term, provision, condition or covenant required to be performed or observed by the Borrower under the Lease (as such term is defined in the Deed of Trust) as and when required therein and such failure remains uncured beyond any applicable cure or grace period as set forth in the Lease;

       (h) NOTE EVENT OF DEFAULT. The occurrence of any "Event of Default" as such term is defined in the Note.

       4.2 ACCELERATION OF OBLIGATIONS. Upon the occurrence of any Event of Default identified in Section 4.1 and the passage of any applicable cure or grace period, the Lender may at any time thereafter declare the unpaid principal balance of any obligations, together with the interest accrued thereon and other amounts accrued hereunder and under the other Loan Documents (collectively, the "OBLIGATIONS"), to be immediately due and payable; and the unpaid balance shall thereupon be due and payable, all without presentation, demand, protest or further notice of any kind, all of which are hereby waived, and notwithstanding anything to the contrary contained herein or in any of the other Loan Documents.

       4.3 OTHER REMEDIES. Nothing in this Article IV is intended to restrict the Lender's rights under any of the Loan Documents or at law, and the Lender may exercise all such rights and remedies as and when they are available.

                                   ARTICLE V.
                                  MISCELLANEOUS

       5.1 DELAY; CUMULATIVE REMEDIES. No delay on the part of the Lender in exercising any right, power or privilege hereunder or under any of the other Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein specified are cumulative and are not exclusive of any rights or remedies which the Lender would otherwise have.

       5.2 RELATIONSHIP TO OTHER DOCUMENTS. The warranties, covenants and other obligations of the Borrower (and the rights and remedies of the Lender) that are outlined in this Agreement and the other Loan Documents are intended to supplement each other. In the event of any inconsistencies in any of the terms in the Loan Documents, all terms shall be cumulative so as to give the Lender the most favorable rights set forth in the conflicting documents, except that if there is a direct conflict between any preprinted terms and specifically negotiated terms (whether included in an addendum or otherwise), the specifically negotiated terms will control.





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       5.3 SUCCESSORS. The rights, options, powers and remedies granted in this
Agreement and the other Loan Documents shall extend to the Lender and to its successors and assigns, shall be binding upon the Borrower and its successors and assigns and shall be applicable hereto and to all renewals and/or extensions hereof; provided, however, that notwithstanding the foregoing, the Borrower shall not be entitled to assign any of its rights or obligations under this Agreement or any other document or instrument related hereto without the prior written consent of the Lender.

       5.4 NOTICES. Although any notice required to be given hereunder or under any of the other Loan Documents might be accomplished by other means, notice will always be deemed given when placed in the United States Mail, with postage prepaid, or sent by overnight delivery service, or sent by telex or facsimile, in each case to the address and/or facsimile number set forth below or as amended.

       5.5 APPLICABLE LAW AND JURISDICTION; INTERPRETATION. This Agreement and all other Loan Documents shall be governed by and interpreted in accordance with the laws of the State of Ohio except to the extent superseded by Federal law. Invalidity of any provision of this Agreement shall not affect the validity of any other provision. THE BORROWER HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITUATED IN HAMILTON COUNTY, OHIO AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, WITH REGARD TO ANY ACTIONS, CLAIMS, DISPUTES OR PROCEEDINGS RELATING TO THIS AGREEMENT, THE NOTE, THE COLLATERAL, ANY OTHER LOAN DOCUMENT, OR ANY TRANSACTIONS ARISING THEREFROM, OR ENFORCEMENT AND/OR INTERPRETATION OF ANY OF THE FOREGOING. Nothing herein shall affect the Lender's rights to serve process in any manner permitted by law, or limit the Lender's right to bring proceedings against the Borrower in the competent courts of any other jurisdiction or jurisdictions.

       5.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall constitute an original but together shall constitute one and the same instrument.

         (The remainder of this page has been intentionally left blank.)



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       IN WITNESS WHEREOF, the undersigned have executed this LOAN AGREEMENT as of August 24, 1999.

                                     BORROWER:

                                     CAFE ODYSSEY, INC.,
                                     a Minnesota corporation


                                     By:  s/ Stephen D. King
                                        ----------------------------------------

                                     Name and Title:  C.E.O.
                                                    ----------------------------


                                     LENDER:

                                     FAIRVIEW PARTNERS,
                                     an Ohio General Partnership


                                     By:  s/ Timothy E. Johnson
                                        ----------------------------------------

                                     Name and Title:   Timothy E. Johnson, Agent
                                                    ----------------------------




Borrower Address:     4801 West 81st Street
                      Suite 112
                      Bloomington, MN 55437

Borrower Telephone No.: (612) 837-9917

Borrower Facsimile No.: (612) 837-9916

Lender Address:       5807 McCray Court
                      Cincinnati, OH 45224

Lender Telephone No.:  513 661 3100
                       ------------

Lender Facsimile No.:  513 661 3160
                       ------------


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                                    EXHIBIT A

                                (FORM OF WARRANT)













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                                    EXHIBIT B

                         (ATTACH FORM OF DEED OF TRUST)








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                                    EXHIBIT C

                           (FORM OF SUPPORT AGREEMENT)











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